UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 25, 2023

AFFILIATED MANAGERS GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive, West Palm Beach, Florida 33401

(Address of Principal Executive Offices)

(800) 345-1100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	AMG	New York Stock Exchange
5.875% Junior Subordinated Notes due 2059	MGR	New York Stock Exchange
4.750% Junior Subordinated Notes due 2060	MGRB	New York Stock Exchange
4.200% Junior Subordinated Notes due 2061	MGRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Affiliated Managers Group, Inc. (the “Company”) was held on May 25, 2023. At that meeting, the stockholders considered and acted upon the following proposals:

1.    The Election of Directors. The stockholders elected the following individuals to serve as directors until the 2024 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. Each nominee was approved by the stockholders by the affirmative vote of at least 96% of the votes cast. The table below sets forth the voting results for each director:

	Votes For	Votes Against	Abstentions	Broker Non-Votes

Karen L. Alvingham	32,038,189	230,040	9,934	933,980
Tracy A. Atkinson	31,914,910	353,219	10,034	933,980
Dwight D. Churchill	30,995,880	1,271,995	10,288	933,980
Jay C. Horgen	31,949,204	319,044	9,915	933,980
Reuben Jeffery III	31,749,192	515,508	13,463	933,980
Félix V. Matos Rodríguez	31,645,748	622,500	9,915	933,980
Tracy P. Palandjian	31,037,446	1,230,210	10,507	933,980
David C. Ryan	31,630,645	637,706	9,812	933,980

2.    Non-Binding Advisory Vote on Executive Compensation. The stockholders voted to approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers by the affirmative vote of 98% of the votes cast. The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,614,609	634,630	28,924	933,980

3.    Non-Binding Advisory Vote on Frequency of Executive Compensation Advisory Votes. The stockholders recommended that a non-binding advisory vote to approve the compensation of the Company’s named executive officers occur every year. The one-year option was approved, on a non-binding advisory basis, by the stockholders by the affirmative vote of 95% of the votes cast. The table below sets forth the voting results:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
30,755,979	10,449	1,501,717	10,018	933,980

Based on the results of this vote, and consistent with the Board of Directors’ recommendation in the Company’s 2023 Proxy Statement, the Company will hold a non-binding advisory vote on executive compensation annually until the next vote on frequency.

4.    Ratification of the Selection of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Current Fiscal Year. The stockholders voted to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year. The proposal was approved by the stockholders by the affirmative vote of 91% of the votes cast. The table below sets forth the voting results:

Votes For	Votes Against	Abstentions
30,188,275	3,014,954	8,914

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: May 30, 2023	By:	/s/ Kavita Padiyar
	Name:	Kavita Padiyar
	Title:	Managing Director, Chief Corporate Counsel, and Corporate Secretary

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